FY 2019 THIRD QUARTER EARNINGS Adient reports third quarter Aug. 6, 2019 2019 financial results “Adient’s turnaround plan is on track GAAP results impacted by one-time, non cash charges >> as evidenced by our Q3 financial >> Q3 GAAP net loss and EPS diluted of $(321)M and $(3.43) results, which improved sequentially respectively; Q3 Adjusted-EPS diluted of $0.38 for the second consecutive >> Adjusted-EBIT and Adjusted-EBITDA of $129M and $205M, quarter. Benefits related to actions respectively implemented earlier this year are >> Q3 free cash flow (operating cash flow, less capital gaining traction and more than offset expenditures) of $168M significant industry weakness in the China market.” >> Cash and cash equivalents of $1,025M at June 30, 2019 — Doug Del Grosso, President and > Gross debt and net debt totaled $3,777M and $2,752M, > Chief Executive Officer respectively, at June 30, 2019 FY 2019 Q3 RESULTS OVERVIEW NET INCOME (LOSS) REVENUE EBIT attributable to Adient EPS DILUTED AS REPORTED $4,219M $95M $(321)M $(3.43) vs. Q3 18 -6% 7% NM NM ADJ. NET INCOME ADJ. EBIT ADJ. EBITDA attributable to Adient ADJ. EPS DILUTED AS ADJUSTED $129M $205M $36M $0.38 vs. Q3 18 -37% -36% -74% -74% For non-GAAP and adjusted results, see appendix for detail and reconciliation to U.S. GAAP NM — Not a meaningful comparison RECENT DEVELOPMENTS Q3 GAAP net loss impacted Adient continues to compete Through a variety of customer Q3 unconsolidated Seating by various one-time, non and win both new and events, Adient continues to and Interiors (YFAI) revenue cash charges totaling $334M replacement business; recently showcase the company’s of $1.86B and $1.75B, primarily associated with secured program wins with current and future global respectively (down 17% and the recording of valuation Ford, General Motors, FAW, product offerings, including 21%, respectively, excluding allowances against certain Porsche, Volkswagen and Kia opportunities to increase FX); equity income of $66M deferred tax assets, Motors program profitability for its (Seating / SS&M $51M, YFAI restructuring charges, a UK customers through innovative $15M) pension mark-to-market loss VAVE / sustainability efforts and a deferred financing fee ADIENT • FISCAL THIRD QUARTER 2019 EARNINGS • 1

KEY OPERATING METRICS SALES UNCONSOL. SEATING AND UNCONSOL. ADJ. EQUITY ADJ. INTEREST ADJ. EFFECTIVE CONSOLIDATED SS&M INTERIORS INCOME a EXPENSE a TAX RATE a Q3 19 $4,219M $1,864M $1,745M $66M $47M 38.6% Q3 18 $4,494M $2,407M $2,358M $94M $39M 6.0% The negative impact Down 23% y-o-y Down 26% Lower volumes in In line with Q319 adj. effective of FX, volume and (down 17% y-o-y (down China, and to a company tax rate reflects mix drove the 6% excl. FX) 21% excl. FX) lesser extent, FX, expectations given impact of valuation y-o-y decline (down drove the y-o-y Adient’s debt allowances in certain 3% excl. FX) decline; Seating refinancing (May jurisdictions, lower / SS&M down 2019) and cash y-o-y earnings 27% excl FX, YFAI position and geographic down 26% excl FX composition of earnings a/ - On an adjusted basis. For complete details and to see reconciliation of non-GAAP measures to their most directly comparable GAAP measures refer to the appendix SEGMENT RESULTS Americas EMEA Asia Q3 19 Q3 18 Q3 19 Q3 18 Q3 19 Q3 18 ADJ. EBITDA a $69M $99M $53M $97M $110M $146M Negative business performance, Negative business performance The impact of lower volume and mix and increased SG&A (driven by launch inefficiencies), equity income, and to a lesser costs, partially offset by lower the impact of FX and lower volume extent, FX, were the primary commodity prices and volume, were the primary factors behind the factors behind the y-o-y decline were the primary drivers behind y-o-y decline the y-o-y decline a/ - On an adjusted basis. For complete details and to see reconciliation of non-GAAP measures to their most directly comparable GAAP measures refer to the appendix. Segment Adjusted-EBITDA for Americas, EMEA, and Asia does not contain certain corporate costs that are not allocated back to the operations. Prior period presentation of reportable segments has been recast to conform to current segment reporting structure and adoption of ASU NO. 2017-07 CASH FLOW & BALANCE SHEET Q3 19 Q3 18 6/30/19 9/30/18 OPERATING CASH FLOW $266M $390M CASH & CASH EQUIVALENTS $1,025M $687M CAPITAL EXPENDITURES $(98)M $(138)M TOTAL DEBT $3,777M $3,430M FREE CASH FLOW $168M $252M NET DEBT $2,752M $2,743M NET LEVERAGE 3.35x 2.29x For non-GAAP and adjusted results, see appendix for detail and reconciliation to U.S. GAAP LOOKING FORWARD >> Driven by positive contributions related to turnaround actions underway, Adient reaffirms Adj. EBITDA and margins are expected to improve in the second half of FY19 compared with first half FY19 despite weaker than expected second half market conditions in China >> Expectations for other full year FY19 key financial metrics include: • Revenue of ~$16.5B - $16.7B (no change from prior guidance) • Equity income of ~$265M (includes ~$40M related to YFAI) (updated from prior guidance of between ~$290M and ~$300M) • Interest expense of ~$175M (no change from prior guidance) • Cash tax of ~$105M to $115M (no change from prior guidance) • Capital expenditures between ~$500M - $525M (updated from prior guidance of between ~$550M and ~$575M) ADIENT • FISCAL THIRD QUARTER 2019 EARNINGS • 2

CONTACTS MARY KAY DODERO MARK OSWALD MEDIA +1 734 254 7704 INVESTORS +1 734 254 3372 Mary.Kay.Dodero@adient.com Mark.A.Oswald@adient.com Adient is a global leader in automotive seating. With 84,000 employees operating in 214 manufacturing/assembly plants in 32 countries worldwide, we produce and deliver automotive seating for all vehicle classes and all major OEMs. From complete seating systems to individual components, our expertise spans every step of the automotive seat- making process. Our integrated, in-house skills allow us to take our products from research and design all the way to engineering and manufacturing – and into more than 25 million vehicles every year. For more information on Adient, please visit adient.com. Cautionary Statement Regarding Forward-Looking Statements: Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the ability of Adient to effectively launch new business at forecasted and profitable levels, the ability of Adient to execute its turnaround plan, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, the impact of tax reform legislation through the Tax Cuts and Jobs Act, the ability of Adient to meet debt service requirements, terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the cancellation of or changes to commercial arrangements, the ability of Adient Aerospace to successfully implement its strategic initiatives or realize the expected benefits of the joint venture, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 filed with the SEC on November 29, 2018 and quarterly reports on Form 10-Q filed with the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon. Use of Non-GAAP Financial Information: This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of non-GAAP measures to their closest GAAP equivalent are included in the appendix. Reconciliations of non-GAAP measures related to FY2019 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations. ADIENT • FISCAL THIRD QUARTER 2019 EARNINGS • 3

Appendix Page 1 Adient plc Condensed Consolidated Statements of Income (Unaudited) Three Months Ended June 30, (in millions, except per share data) 2019 2018 (1) Net sales $ 4,219 $ 4,494 Cost of sales 4,008 4,249 Gross profit 211 245 Selling, general and administrative expenses 165 186 Restructuring and impairment costs 15 57 Equity income (loss) 64 87 Earnings (loss) before interest and income taxes 95 89 Net financing charges 60 39 Other pension expense (income) 5 (10) Income (loss) before income taxes 30 60 Income tax provision (benefit) 338 (13) Net income (loss) (308) 73 Income attributable to noncontrolling interests 13 19 Net income (loss) attributable to Adient $ (321) $ 54 Diluted earnings (loss) per share $ (3.43) $ 0.58 Shares outstanding at period end 93.6 93.4 Diluted weighted average shares 93.6 93.7 (1) The presentation of certain amounts have been revised from what was previously reported to retrospectively adopt Accounting Standard Update ("ASU") 2017-07, "Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Cost." See Note 4, "Revisions to Previously Reported Amounts," for more information.

Appendix Page 2 Adient plc Condensed Consolidated Statements of Financial Position (Unaudited) June 30, September 30, (in millions) 2019 2018 Assets Cash and cash equivalents $ 1,025 $ 687 Accounts receivable - net 1,853 2,091 Inventories 783 824 Other current assets 592 707 Current assets 4,253 4,309 Property, plant and equipment - net 1,687 1,683 Goodwill 2,182 2,182 Other intangible assets - net 426 460 Investments in partially-owned affiliates 1,407 1,407 Assets held for sale — 37 Other noncurrent assets 619 864 Total assets $ 10,574 $ 10,942 Liabilities and Shareholders' Equity Short-term debt $ 15 $ 8 Accounts payable and accrued expenses 3,141 3,432 Other current liabilities 807 752 Current liabilities 3,963 4,192 Long-term debt 3,762 3,422 Other noncurrent liabilities 523 564 Redeemable noncontrolling interests 45 47 Shareholders' equity attributable to Adient 1,919 2,392 Noncontrolling interests 362 325 Total liabilities and shareholders' equity $ 10,574 $ 10,942

Appendix Page 3 Adient plc Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended June 30, (in millions) 2019 2018 Operating Activities Net income (loss) attributable to Adient $ (321) $ 54 Income attributable to noncontrolling interests 13 19 Net income (loss) (308) 73 Adjustments to reconcile net income (loss) to cash provided (used) by operating activities: Depreciation 68 103 Amortization of intangibles 11 12 Pension and postretirement benefit expense (benefit) 7 (9) Pension and postretirement contributions, net (4) (3) Equity in earnings of partially-owned affiliates, net of dividends received 106 113 Deferred income taxes 264 10 Non-cash restructuring and impairment charges — 52 Equity-based compensation 8 13 Other 11 1 Changes in assets and liabilities: Receivables 129 246 Inventories 51 (28) Other assets 43 (29) Restructuring reserves (20) (26) Accounts payable and accrued liabilities (134) (59) Accrued income taxes 34 (79) Cash provided (used) by operating activities 266 390 Investing Activities Capital expenditures (98) (138) Sale of property, plant and equipment 7 3 Changes in long-term investments 3 1 Loans to affiliates — (11) Cash provided (used) by investing activities (88) (145) Financing Activities Increase (decrease) in short-term debt (2) (158) Increase (decrease) in long-term debt 1,600 — Repayment of long-term debt (1,201) (1) Debt financing costs (37) — Cash dividends — (26) Dividends paid to noncontrolling interests (10) (23) Other (1) 1 Cash provided (used) by financing activities 349 (207) Effect of exchange rate changes on cash and cash equivalents 7 (13) Increase (decrease) in cash and cash equivalents $ 534 $ 25

Appendix Page 4 Footnotes 1. Segment Results During the second quarter of fiscal 2019, Adient realigned its organizational structure to manage its business primarily on a geographic basis, resulting in a change to reportable segments. Segment information for all periods presented are aligned to this change in organizational structure and an updated definition of corporate-related costs. Pursuant to this change, Adient operates in the following three reportable segments for financial reporting purposes: 1) Americas, which is inclusive of North America and South America; 2) Europe, Middle East, and Africa ("EMEA") and 3) Asia Pacific/China ("Asia"). Adient evaluates the performance of its reportable segments using an adjusted EBITDA metric defined as income before income taxes and noncontrolling interests, excluding net financing charges, qualified restructuring and impairment costs, restructuring related-costs, incremental "Becoming Adient" costs, separation costs, net mark-to-market adjustments on pension and postretirement plans, transaction gains/losses, purchase accounting amortization, depreciation, stock-based compensation and other non-recurring items ("Adjusted EBITDA"). Also, certain corporate-related costs are not allocated to the segments. The reportable segments are consistent with how management views the markets served by Adient and reflect the financial information that is reviewed by its chief operating decision maker. Adient has three reportable segments for financial reporting purposes: Financial information relating to Adient's reportable segments is as follows: Three Months Ended June 30, (in millions) 2019 2018 Net Sales Americas $ 2,010 $ 1,946 EMEA 1,752 1,945 Asia 530 672 Eliminations (73) (69) Total net sales $ 4,219 $ 4,494 Three Months Ended June 30, (in millions) 2019 2018 (1) Adjusted EBITDA Americas $ 69 $ 99 EMEA 53 97 Asia 110 146 Corporate-related costs (2) (27) (24) Becoming Adient costs (3) — (12) Restructuring and impairment costs (4) (15) (57) Purchase accounting amortization (5) (11) (17) Restructuring related charges (6) (5) (20) Stock based compensation (7) (8) (12) Depreciation (8) (68) (101) Other items (9) (3) (10) Earnings (loss) before interest and income taxes 95 89 Net financing charges (60) (39) Other pension income (5) 10 Income (loss) before income taxes $ 30 $ 60 See Footnote Addendum for detail explanations of footnotes.

Appendix Page 5 2. Earnings Per Share The following table reconciles the numerators and denominators used to calculate basic and diluted earnings (loss) per share: Three Months Ended June 30, (in millions, except per share data) 2019 2018 Income available to shareholders Net income (loss) attributable to Adient $ (321) $ 54 Weighted average shares outstanding Basic weighted average shares outstanding 93.6 93.4 Effect of dilutive securities: Stock options, unvested restricted stock and unvested performance share awards — 0.3 Diluted weighted average shares outstanding 93.6 93.7

Appendix Page 6 3. Non-GAAP Measures Adjusted EBIT, Adjusted EBIT margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income attributable to Adient, Adjusted effective tax rate, Adjusted earnings per share, Adjusted equity income, Adjusted free cash flow, Net debt and Net leverage as well as other measures presented on an adjusted basis are not recognized terms under U.S. GAAP and do not purport to be alternatives to the most comparable U.S. GAAP amounts. Since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. Management uses the identified non-GAAP measures to evaluate the operating performance of the Company and its business segments and to forecast future periods. Management believes these non-GAAP measures assist investors and other interested parties in evaluating Adient's on-going operations and provide important supplemental information to management and investors regarding financial and business trends relating to Adient's financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. Reconciliations of non-GAAP measures to their closest U.S. GAAP equivalent are presented below. Reconciliations of non-GAAP measures related to guidance for any future period have not been provided due to the unreasonable efforts it would take to provide such reconciliations. • Adjusted EBIT is defined as income before income taxes and noncontrolling interests excluding net financing charges, restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, expenses associated with becoming an independent company, other significant non-recurring items, and net mark-to-market adjustments on pension and postretirement plans. Adjusted EBIT margin is adjusted EBIT as a percentage of net sales. • Adjusted EBITDA is defined as adjusted EBIT excluding depreciation and stock based compensation. Certain corporate- related costs are not allocated to the business segments in determining Adjusted EBITDA. Adjusted EBITDA margin is adjusted EBITDA as a percentage of net sales. • Adjusted net income attributable to Adient is defined as net income attributable to Adient excluding restructuring, impairment and related costs, purchase accounting amortization, transaction gains/losses, expenses associated with becoming an independent company, other significant non-recurring items, net mark-to-market adjustments on pension and postretirement plans, the tax impact of these items and other discrete tax charges/benefits. • Adjusted effective tax rate is defined as adjusted income tax provision as a percentage of adjusted income before income taxes. • Adjusted earnings per share is defined as Adjusted net income attributable to Adient divided by diluted weighted average shares. • Adjusted equity income is defined as equity income excluding amortization of Adient's intangible assets related to its non-consolidated joint ventures and other unusual or one-time items impacting equity income. • Free cash flow is defined as cash from operating activities less capital expenditures. • Adjusted free cash flow is defined as free cash flow adjusted for cash transferred from the former Parent post separation. • Net debt is calculated as gross debt less cash and cash equivalents. • Net leverage is calculated as net debt divided by the last twelve months of adjusted EBITDA. • Twelve months ended June 30, 2019 reconciliation between net income (loss) attributable to Adient to adjusted EBITDA is a non-GAAP financial presentation.

Appendix Page 7 Summarized Income Statement Information Three Months Ended June 30, 2019 2018 As As As As (in millions, except per share data) reported adjusted reported adjusted Net sales $ 4,219 $ 4,219 $ 4,494 $ 4,494 Equity income (loss) 64 66 87 94 Earnings (loss) before interest and income taxes 95 129 89 205 Earnings before interest, income taxes, stock based compensation, depreciation and amortization N/A 205 N/A 318 Net financing charges 60 47 39 39 Other pension expense (income) 5 (1) (10) (1) Income (loss) before income taxes 30 83 60 167 Income tax provision (benefit) 338 32 (13) 10 Net income (loss) attributable to Adient (321) 36 54 136 Diluted earnings (loss) per share $ (3.43) $ 0.38 $ 0.58 $ 1.45 The following table reconciles equity income to adjusted equity income: Three Months Ended June 30, (in millions) 2019 2018 Equity income (loss) $ 64 $ 87 Purchase accounting amortization (5) — 5 Restructuring related charges (6) 2 2 Adjusted equity income $ 66 $ 94 The following table reconciles net financing charges to adjusted net financing charges: Three Months Ended June 30, (in millions) 2019 2018 Net financing charges $ 60 $ 39 Deferred financing fee charge (15) (13) — Adjusted net financing charges $ 47 $ 39

Appendix Page 8 The following table reconciles net income (loss) attributable to Adient to adjusted EBITDA: Three Months Ended June 30, (in millions) 2019 2018 (1) Net income (loss) attributable to Adient $ (321) $ 54 Income attributable to noncontrolling interests 13 19 Income tax provision (11) 338 (13) Financing charges 60 39 Other pension expense (income) 5 (10) Earnings (loss) before interest and income taxes 95 89 Becoming Adient (3) — 12 Restructuring and impairment costs (4) 15 57 Purchase accounting amortization (5) 11 17 Restructuring related charges (6) 5 20 Other items (9) 3 10 Adjusted EBIT 129 205 Stock based compensation (7) 8 12 Depreciation (8) 68 101 Adjusted EBITDA $ 205 $ 318 Net sales $ 4,219 $ 4,494 Adjusted EBIT $ 129 $ 205 Adjusted EBIT margin 3.1% 4.6% Segment Performance: Three months ended June 30, 2019 Corporate/ Americas EMEA Asia Eliminations Consolidated Net sales $ 2,010 $ 1,752 $ 530 $ (73) $ 4,219 Adjusted EBITDA $ 69 $ 53 $ 110 $ (27) $ 205 Adjusted EBITDA margin 3.4% 3.0% 20.8% N/A 4.9% Three months ended June 30, 2018 Corporate/ Americas EMEA Asia Eliminations Consolidated Net sales $ 1,946 $ 1,945 $ 672 $ (69) $ 4,494 Adjusted EBITDA $ 99 $ 97 $ 146 $ (24) $ 318 Adjusted EBITDA margin 5.1% 5.0% 21.7% N/A 7.1%

Appendix Page 9 The following table reconciles income (loss) before income taxes to adjusted income before income taxes and presents the related effective tax rate and adjusted effective tax rate: Three Months Ended June 30, 2019 2018 Income (loss) Income (loss) before Tax Effective before Tax Effective (in millions, except effective tax rate) income taxes impact tax rate income taxes impact tax rate As reported $ 30 $ 338 * $ 60 $ (13) -21.7% Adjustments 53 (306) * 107 23 21.5% As adjusted $ 83 $ 32 38.6% $ 167 $ 10 6.0% * Measure not meaningful. The following table reconciles net income (loss) attributable to Adient to adjusted net income (loss) attributable to Adient: Three Months Ended June 30, (in millions) 2019 2018 Net income (loss) attributable to Adient $ (321) $ 54 Becoming Adient (3) — 12 Restructuring and impairment costs (4) 15 57 Purchase accounting amortization (5) 11 17 Restructuring related charges (6) 5 20 Termination of benefit plan (13) — (9) Pension mark-to-market (14) 6 — Deferred financing fee charge (15) 13 — Other items (9) 3 10 Impact of adjustments on noncontrolling interests (10) (2) (2) Tax impact of above adjustments and other tax items (11) 306 (23) Adjusted net income attributable to Adient $ 36 $ 136

Appendix Page 10 The following table reconciles diluted earnings (loss) per share as reported to adjusted diluted earnings per share: Three Months Ended June 30, 2019 2018 Diluted earnings (loss) per share as reported $ (3.43) $ 0.58 Becoming Adient (3) — 0.13 Restructuring and impairment costs (4) 0.16 0.61 Purchase accounting amortization (5) 0.12 0.18 Restructuring related charges (6) 0.05 0.21 Termination of benefit plan (13) — (0.10) Pension mark-to-market (14) 0.06 — Deferred financing fee charge (15) 0.14 — Other items (9) 0.04 0.11 Impact of adjustments on noncontrolling interests (10) (0.02) (0.02) Tax impact of above adjustments and other tax items (11) 3.26 (0.25) Adjusted diluted earnings per share $ 0.38 $ 1.45

Appendix Page 11 The following table reconciles net income (loss) attributable to Adient to adjusted EBITDA: Three Months Ended Twelve Months Ended June 30, June 30, June 30, September 30 (in millions) 2019 2018 (1) 2019 2018 (1) Net income attributable to Adient $ (321) $ 54 $ (1,842) $ (1,685) Income attributable to noncontrolling interests 13 19 84 84 Income tax provision (11) 338 (13) 668 480 Net financing charges 60 39 170 144 Pension mark-to-market 6 — (18) (24) Other pension expense (income) (1) (10) (4) (19) Earnings (loss) before interest and income taxes 95 89 (942) (1,020) Becoming Adient (3) — 12 12 62 Restructuring and Impairment Costs (4) 15 57 968 1,181 Purchase Accounting Amortization (5) 11 17 48 69 Restructuring Related Charges (6) 5 20 46 61 Impairment of YFAI Investment (12) — — 358 358 Other Items (9) 3 10 9 55 Adjusted EBIT 129 205 499 766 Stock Based Compensation (7) 8 12 19 37 Depreciation (8) 68 101 304 393 Adjusted EBITDA $ 205 $ 318 $ 822 $ 1,196 The following table presents net debt and net leverage ratio calculations: June 30, September 30, (in millions, except net leverage) 2019 2018 Cash $ 1,025 $ 687 Total debt 3,777 3,430 Net debt $ 2,752 $ 2,743 Adjusted EBITDA (last twelve months) $ 822 $ 1,196 Net leverage: 3.35 x 2.29 x The following table reconciles cash from operating activities to free cash flow: Three Months Ended June 30, (in millions) 2019 2018 Operating cash flow $ 266 $ 390 Capital expenditures (98) (138) Free cash flow $ 168 $ 252

Appendix Page 12 The following table reconciles adjusted EBITDA to Free cash flow: FY19 FY18 (in millions) Q3FY19 YTD Q3FY18 YTD Adjusted EBITDA $ 205 $ 572 318 946 (+/-) Net equity in earnings 103 (16) 105 (19) (-) Restructuring (23) (112) (39) (138) (-) Becoming Adient Costs — — (11) (38) (+/-) Net Customer Tooling 13 43 (14) (20) (+/-) Past Due Receivables (2) — 48 (2) (+/-) Trade Working Capital (Net AR/AP + Inventory) (3) (76) 40 (133) (+/-) Accrued Compensation 9 48 (35) (119) (-) Interest paid (12) (82) (17) (87) (-) Taxes paid (40) (88) (56) (144) (+/-) Other 16 17 51 (6) Operating cash flow 266 306 390 240 Capital expenditures (98) (350) (138) (404) Free cash flow $ 168 $ (44) $ 252 $ (164) Footnote Addendum (1) The presentation of certain amounts have been revised from what was previously reported to retrospectively adopt Accounting Standard Update ("ASU") 2017-07, "Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Cost." See Note 4, "Revisions to Previously Reported Amounts," for more information. (2) Corporate-related costs not allocated to the segments include executive office, aviation, communications, corporate development, legal and finance. (3) Becoming Adient costs reflect incremental expenses associated with becoming an independent company. Of the $12 million of Becoming Adient costs in the three months ended June 30, 2018, $9 million is included within cost of sales and $3 million is included within selling, general and administrative expenses. Of the $87 million of Becoming Adient costs in the twelve months ended June 30, 2018, $56 million is included within cost of sales and $31 million is included within selling, general and administrative expenses. Of the $62 million of Becoming Adient costs in the twelve months ended September 30, 2018, $46 million is included within cost of sales and $16 million is included within selling, general and administrative expenses. (4) Reflects qualified restructuring charges for costs that are directly attributable to restructuring activities and meet the definition of restructuring under ASC 420. Also included in the twelve months ended June 30, 2019 is a non-cash pre-tax impairment charge of $66 million (post-tax charge of $64 million) related to the seats structures and mechanisms ("SS&M") long-lived assets that were in use as of March 31, 2019 in support of current programs. The three months ended June 30, 2018 also includes a $52 million pretax asset impairment charge ($37 million, net of tax) related to assets held for sale. The twelve months ended September 30, 2018 also includes a non-cash pre-tax impairment charge of $787 million (post-tax charge of $718 million) related to SS&M long-lived assets that were in use as of September 30, 2018 in support of current programs and a $299 million pretax goodwill impairment charge ($279 million, net of tax) related to the SS&M business recorded in the second quarter of fiscal 2018.

Appendix Page 13 (5) Reflects amortization of intangible assets including those related to partially owned affiliates recorded within equity income. Of the $11 million in the three months ended June 30, 2019, $2 million is included within cost of sales and $9 million is included within selling, general and administrative expenses. Of the $17 million in the three months ended June 30, 2018, $12 million is included within selling, general and administrative expenses and $5 million is included within equity income. Of the $48 million in the twelve months ended June 30, 2019, $3 million is included within cost of sales, $39 million is included within selling, general and administrative expenses, and $6 million is included within equity income. Of the $69 million in the twelve months ended September 30, 2018, $1 million is included within cost of sales, $46 million is included within selling, general and administrative expenses, and $22 million is included within equity income. As a result of the fiscal year 2018 YFAI impairment, amortization of intangible assets related to YFAI has ceased starting in the first quarter of fiscal 2019. (6) Reflects non-qualified restructuring charges for costs that are directly attributable to restructuring activities, but do not meet the definition of restructuring under ASC 420 along with restructuring costs at partially owned affiliates recorded within equity income. (7) For the three months ended June 30, 2018, stock based compensation excludes $1 million, which is included in Becoming Adient costs discussed above. (8) For the three months ended June 30, 2018, depreciation excludes $2 million, which is included in restructuring related charges discussed above. (9) The three months ended June 30, 2019 includes $1 million of Futuris integration costs which is included within cost of sales and $2 million of transaction costs which is included within selling, general and administrative expenses. The three months ended June 30, 2018 includes $6 million of Futuris integration costs ($5 million is included within cost of sales and $1 million is included within selling, general and administrative expenses) and $4 million of non-recurring consulting fees related to SS&M (included within selling, general and administrative expenses). In addition, the three months ended June 30, 2018 previously included $9 million of other non-recurring income that was reclassified to other pension income upon adoption of ASU 2017-07. (10) Reflects the impact of adjustments, primarily purchase accounting amortization and changes in income tax rates, on noncontrolling interests. (11) The income tax provision for the three months ended June 30, 2019 includes a tax charge of $254 million to record valuation allowances on the net deferred tax assets in Luxembourg and UK and a tax charge of $48 million to recognize the increase to the forecasted effective tax rate on first and second quarter earnings, driven by the valuation allowances. (12) During the three months ended September 30, 2018, Adient recorded a non-cash pre-tax impairment charge related to its YFAI investment balance of $358 million (post-tax charge of $322 million). On-going performance issues within the YFAI business led Adient to perform an impairment analysis of its YFAI investment and resulted in the recognition of such impairment charge, which has been recorded within equity income. (13) During the three months ended March 31, 2018, Adient terminated its postretirement benefit plan. As a result, a $9 million settlement gain was recorded during the three months ended June 30, 2018 reflecting the immediate recognition of prior service credits. (14) During the three months ended June 30, 2019, Adient was required to remeasure one of its United Kingdom pension plans and, as a result, recorded a $6 million mark-to-market loss. (15) During the three months ended June 30, 2019, Adient refinanced its debt arrangements and correspondingly recorded a one-time charge for deferred financing fees associated with the previous debt arrangements.

Appendix Page 14 4. Revisions to Previously Reported Amounts On October 1, 2018, Adient adopted ASU No. 2017-07, Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. ASU 2017-07 requires the service cost component of the net periodic costs for pension and postretirement plans to be presented in the same line item in the statement of income as other employee-related compensation costs. The non-service related costs are now required to be presented separately from the service cost component and outside of operating income/EBIT. This presentation change to the income statement has been reflected on a retrospective basis and had no effect on income (loss) before income taxes. For the three and nine months ended, June 30, 2018, this change resulted in a $1 million and $4 million increase to cost of sales, a $1 million and $4 million decrease to gross profit, a $9 million and $14 million increase to selling, general and administrative expenses, a $10 million and $18 million decrease to earnings (loss) before interest and income taxes, and a $10 million and $18 million increase to other pension expense (income) line items in the condensed consolidated statements of income, respectively. As a result of presenting certain pension costs as non-operating items, consolidated adjusted EBITDA decreased by $1 million, $2 million and $4 million for the three and nine months ended June 30, 2018 and twelve months ended September 30, 2018, respectively.